UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2020 (October 21, 2020)

GUILD HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Commission file number: 333-249225

Delaware	85-2453154
(State of incorporation)	(I.R.S. Employer Identification No.)

5887 Copley Drive San Diego, California	92111
(Address of principal executive offices)	(Zip Code)

(858)-560-6330

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	GHLD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 21, 2020, Guild Holdings Company, a Delaware corporation (the “Company”), entered into a registration rights agreement (the “Registration Rights Agreement”) with certain holders of its equity listed on Schedule I thereto, as described in the Company’s prospectus (the “Prospectus”) with a filing date of October 23, 2020 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Company’s Registration Statement on Form S-1, as amended (Registration No. 333-249225) (the “Registration Statement”).    For further information concerning the Registration Rights Agreement, see the section entitled “Certain Relationships and Related Party Transactions—Registration Rights Agreement” in the Prospectus, which such information is incorporated herein by reference. The terms of the Registration Rights Agreement are substantially the same as the terms set forth in the form of such Registration Rights Agreement previously filed as an exhibit to the Registration Statement and as described therein.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

New Directors

On October 21, 2020, Martha E. Marcon and Edward Bryant, Jr. were appointed to the board of directors (the “Board”) of the Company. Ms. Marcon is the chairperson of the Audit Committee of the Board and a member of the Nominating and Governance Committee of the Board. Mr. Bryant is a member of the Audit and Compensation Committees of the Board and the chairperson of the Nominating and Governance Committee of the Board.

Additional information with respect to Ms. Marcon and Mr. Bryant regarding, among other things, their background, board committee membership and compensatory arrangements is set forth in the sections of the Prospectus entitled “Management” and “Executive Compensation—Non-Employee Director Compensation,” which such information is incorporated herein by reference.

Guild Holdings Company 2020 Omnibus Equity Incentive Plan

On October 21, 2020, the Guild Holdings Company 2020 Omnibus Equity Incentive Plan (the “2020 Plan”) became effective. For further information concerning the 2020 Plan, see the section entitled “Executive Compensation—2020 Omnibus Incentive Plan” in the Prospectus, which such information is incorporated herein by reference.

The foregoing description of the 2020 Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2020 Plan, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Compensation Deferral Plan for Executives

Effective as of October 21, 2020, the Compensation Deferral Plan for Executives (the “Deferred Compensation Plan”) sponsored by the Company’s subsidiary, Guild Mortgage Company LLC, was amended and restated. The Deferred Compensation Plan is a nonqualified deferred compensation plan that was frozen effective as of December 31, 2007 and covers a limited group of executives, including Ms. Mary Ann McGarry, the Chief Executive Officer of the Company, and Ms. Terry Schmidt, the President of the Company. The Deferred Compensation Plan was amended and restated in connection with the Company’s initial public offering in order to reflect changes to the notional investment alternatives available under the Deferred Compensation Plan, as described in the section entitled “Executive Compensation—Compensation of Named Executive Officers—Retirement and Deferred Compensation Plans” in the Prospectus, which such information is incorporated herein by reference.

The foregoing description of the Deferred Compensation Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Deferred Compensation Plan, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On October 21, 2020, the Company’s Amended and Restated Certificate of Incorporation became effective. A description of the Amended and Restated Certificate of Incorporation is set forth in the section of the Prospectus entitled “Description of Capital Stock”, which description is incorporated herein by reference. The description of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1.

Amendments to Bylaws

On October 26, 2020, the Company’s Amended and Restated Bylaws became effective. A description of the Amended and Restated Bylaws is set forth in the section of the Prospectus entitled “Description of Capital Stock”, which description is incorporated herein by reference. The description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws attached hereto as Exhibit 3.2.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective October 21, 2020, the Board adopted the Guild Holdings Company Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics applies to all directors, officers and employees of the Company.

The foregoing description of the Code of Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Ethics attached hereto as Exhibit 14.1 and incorporated herein by reference.

Effective October 21, 2020, the Board adopted the Guild Holdings Company Supplemental Code of Ethics for Chief Executive Officer and Senior Financial Officers (the “Supplemental Code of Ethics”). The Supplemental Code of Ethics applies to the Company’s Chief Executive Officer, President, Chief Financial Officer and Principal Accounting Officer.

The foregoing description of the Supplemental Code of Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Code of Ethics attached hereto as Exhibit 14.2 and incorporated herein by reference.

Item 8.01.	Other Events.

On October 26, 2020, the selling stockholders named in the Prospectus (the “Selling Stockholders”) consummated the previously announced initial public offering of 6,500,000 shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $15.00 per share (the “IPO”). The Company did not receive any proceeds from the sale of shares of Common Stock by the Selling Stockholders in the IPO. On October 26, 2020, the Company issued a press release in connection with the closing of the IPO. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Guild Holdings Company

3.2	Amended and Restated Bylaws of Guild Holdings Company

10.1	Registration Rights Agreement, dated October 21, 2020, by and among Guild Holdings Company and the holders listed on Schedule I thereto

10.2	Guild Holdings Company 2020 Omnibus Incentive Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-249225), filed on October 9, 2020)

10.3	Compensation Deferral Plan for Executives (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (File No. 333-249225), filed on October 9, 2020)

14.1	Guild Holdings Company Code of Business Conduct and Ethics

14.2	Guild Holdings Company Supplemental Code of Ethics for Chief Executive Officer and Senior Financial Officers

99.1	Press Release, dated October 26, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUILD HOLDINGS COMPANY

By:	/s/ Desiree A. Elwell
Desiree A. Elwell
Chief Financial Officer

Dated: October 26, 2020